                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Aksys, Ltd.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                                  AKSYS, LTD.
                              Two Marriott Drive
                         Lincolnshire, Illinois 60069
                                (847) 229-2020

                                                                 March 15, 1999

Dear Aksys Stockholder:

  You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Aksys, Ltd. The meeting will be held on Thursday, April 22, 1999, at 2:00 p.m. at the Marriott Lincolnshire Resort located at Ten Marriott Drive, Lincolnshire, Illinois.

  At the meeting, we will report on current industry conditions and recent developments at Aksys. Members of the Board of Directors and our senior management team, as well as representatives from our auditors, will be present to discuss the affairs of Aksys and answer any questions you may have. After the conclusion of the meeting, you are cordially invited to attend an Open House at the Aksys, Ltd. facilities located near the Marriott Lincolnshire Resort.

  Enclosed is the Company's Annual Report for the year ended December 31, 1998, a proxy statement and a proxy card. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure your shares will be represented. If you do attend the meeting, you may withdraw your proxy if you wish to vote in person.

  On behalf of the Board of Directors and management of Aksys, I would like to thank you for choosing to invest in our Company.

                                          Sincerely,

                                          Lawrence H.N. Kinet
                                          Chairman and Chief Executive Officer

                                  AKSYS, LTD.
                              Two Marriott Drive
                         Lincolnshire, Illinois 60069
                                (847) 229-2020

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                April 22, 1999

  The Annual Meeting of Stockholders of Aksys, Ltd., a Delaware corporation (the "Company"), will be held on Thursday, April 22, 1999, at 2:00 p.m. (the "Annual Meeting") at the Marriott Lincolnshire Resort located at Ten Marriott Drive, Lincolnshire, Illinois, for the purpose of:

    (1) Electing two Class III Directors to serve until the annual meeting of stockholders in 2002 and until their successors are duly elected and qualified or until their earlier removal or resignation; and

    (2) Approving an increase in the shares of Aksys, Ltd. Common Stock authorized for issuance under the Aksys, Ltd. 1996 Stock Awards Plan to 1,775,000 from 900,000 shares; and

    (3) Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

  The Board of Directors has fixed the close of business on March 4, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Steven A. Bourne
                                          Assistant Secretary

March 15, 1999

  The Company's Annual Report for the year ended December 31, 1998 is enclosed. The Annual Report contains financial and other information about the Company, but is not incorporated into the attached Proxy Statement and is not deemed to be a part of the Company's proxy soliciting material.

  EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                  AKSYS, LTD.
                              Two Marriott Drive
                         Lincolnshire, Illinois 60069
                                (847) 229-2020

                                PROXY STATEMENT

                 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                APRIL 22, 1999

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Aksys, Ltd., a Delaware corporation (the "Company"), of proxies to be used at the annual meeting of stockholders of the Company that will be held on Thursday, April 22, 1999 (the "Annual Meeting"). This Proxy Statement and the related proxy card are being mailed to holders of the Company's common stock, par value $.01 per share (the "Common Stock"), on or about March 15, 1999.

  All outstanding shares of Common Stock represented by properly executed and unrevoked proxies received in time for the meeting will be voted as instructed in the accompanying proxy on each matter to be submitted to stockholders. If no instructions are given, the shares will be voted for the election to the Board of Directors of the Company of the nominees indicated in the proxy and for approval of the proposal to amend the Aksys, Ltd. 1996 Stock Awards Plan (the "1996 Plan") to increase the number of shares issuable thereunder by 875,000. Returning a completed proxy card will not prevent you from voting in person at the Annual Meeting should you be present and desire to vote. In addition, a proxy may be revoked at any time prior to its exercise either by giving written notice to the Company or by submission of a later-dated proxy.

  Stockholders of record of the Common Stock at the close of business on March 4, 1999 will be entitled to vote at the Annual Meeting. On such date, the Company had 14,809,252 issued and outstanding shares of Common Stock held by approximately 4,600 record holders. A list of the Company's stockholders will be available for examination by stockholders of the Company, for any purpose germane to the Annual Meeting, at the Company's headquarters for a period of ten days prior to the meeting. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. At the Annual Meeting, an inspector of election shall determine the presence of a quorum and shall tabulate the voting results. The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the Annual Meeting. In accordance with the General Corporation Law of the State of Delaware (the "DGCL"), properly executed proxies marked "abstain" as well as proxies held in street name by brokers that are not voted on all proposals to come before the Annual Meeting ("broker non-votes") will be considered present for the purposes of determining whether a quorum is in attendance at the Annual Meeting.

  Directors will be elected by a majority vote, and so the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be able to elect all Class III directors. Approval of the proposal to amend the 1996 Plan will require the favorable vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Stockholders have no right to cumulative voting as to any matter, including the election of Directors. With respect to any proposal at the Annual Meeting that must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under the DGCL and therefore have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval under the DGCL.

                             ELECTION OF DIRECTORS

  The Board of Directors is currently comprised of seven directors divided into three classes, with each class serving a three-year term. The term of each class expires in different years. The Board of Directors has nominated and recommends the election for the class of directors up for election at the Annual Meeting (the Class III

Directors) the two nominees set forth below. Each nominee is currently serving as a director of the Company. If any nominee becomes unavailable for any reason or should a vacancy occur before the Annual Meeting (which events are not anticipated), the persons named as proxies on the enclosed proxy card may substitute another person as a nominee or may increase or decrease the number of nominees to such extent as they shall deem advisable. At the Annual Meeting, two directors are to be elected as members of Class III to serve until the annual meeting in 2002 and until their successors are elected and qualified or until their earlier removal or resignation. At present, no cash compensation or fees are payable to directors of the Company, other than reimbursement for reasonable travel expenses incurred in attending Board meetings. However, non-employee directors are entitled to receive annual stock option awards under the 1996 Plan.

  Information regarding the nominees for Class III Director of the Company is set forth below:

      Name                                                       Age  Position
      ----                                                       --- ----------
      Peter H. McNerney.........................................  48 Director(1)
      Bernard R. Tresnowski.....................................  66 Director(2)

--------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

  Information regarding directors of the Company not standing for election at the Annual Meeting is set forth below:

      Name                               Age              Position
      ----                               ---              --------
      Richard B. Egen...................  60 Director(1)
      Rodney S. Kenley..................  49 Founder, Vice President of Business
                                             Development and Director
      Lawrence H.N. Kinet...............  51 Chairman, CEO and Director
      K. Shan Padda.....................  37 Director(2)
      W. Dekle Rountree, Jr.............  57 Director(1)

--------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

  There are no family relationships between or among any directors or executive officers of the Company.

Director Nominees (Class III Directors)

  Peter H. McNerney has been a director of the Company since April 1993. Since July 1992, Mr. McNerney has been a general partner of the general partner of Coral Partners II (a venture capital fund) and a general partner of the general partner of Coral Partners IV (also a venture capital fund). Mr. McNerney is also the Executive Vice President of Coral Group, Inc., a manager of venture capital partnerships. From 1989 through June 1992, Mr. McNerney was a Managing Partner of The Kensington Group, a provider of management services to health care companies. From 1975 through 1986, Mr. McNerney held various management positions with Baxter Travenol Laboratories in the United States, Europe and the Far East. Mr. McNerney is a director of Cerus, Inc.

  Bernard R. Tresnowski has been a director of the Company since April 1996. Mr. Tresnowski served from December 1981 to December 1994 as the President and Chief Executive Officer of the Blue Cross and Blue Shield Association, the national coordinating body for all Blue Cross and Blue Shield Plans. He has also held various other leadership positions in the healthcare industry, including President of the International Federation of Health Service Funds, Member of the Jackson Hole Group, Principal of the Dunlop Group of Six, Member of the Secretary of Health and Human Services Private/Public Sector Advisory Committee on Catastrophic Illness, Co-Chairman of the Secretary of Health and Human Services Work Group on Electronic Data Interchange and Member of the American Medical Association National Health Policy Steering Committee. Mr. Tresnowski retired from the Blue Cross and Blue Shield Association in December 1994.

Class I Directors (term expiring at the 2000 annual meeting)

  Rodney S. Kenley founded the Company in January 1991 and has served as a director since such date. Mr. Kenley has served as Vice President of Business Development since November 1997. Mr. Kenley served as the Company's Executive Vice President and Chief Technical Officer from June 1997 until November 1997, as its President and Chief Operating Officer from October 1994 to June 1997, and as its President and Chief Executive Officer from January 1991 to October 1994. Prior to founding the Company, Mr. Kenley worked for over 12 years at Baxter International Inc., where he was involved principally in the development and product management of dialysis therapies and products, including from January 1990 until January 1991, when he served as Vice President of Electronic Drug Infusion.

  Richard B. Egen has been a director of the Company since November 1997. Since January 1997, Mr. Egen has served as President and Chief Executive Officer of NephRx Corporation, a biotechnology company that is developing technology for kidney growth factors. From January through December 1996, Mr. Egen was an independent business consultant. From 1989 to 1995, Mr. Egen was President and Chief Executive Officer of Clintec International, a joint venture owned by Baxter International Inc. and Nestle S.A. Clintec International is engaged in the development of clinical nutrition products. Prior to working at Clintec International, Mr. Egen held various senior management positions during his fifteen year career with Baxter International Inc., including corporate Senior Vice President. Mr. Egen serves as a director of Optical Sensors Incorporated.

  K. Shan Padda has been a director of the Company since February 1998. In 1989, Mr. Padda co-founded Sabratek Corporation, a bio-medical company that produces and markets therapeutic and diagnostic medical devices, and has served as its Chairman and Chief Executive Officer since 1991 and as its Co-Chairman of the Board of Directors and Vice President of Finance from 1989 to 1991. From 1984 to 1988, Mr. Padda served as Chief Executive Officer of Andens of Illinois, Inc., a medical supplies company which assembled and marketed hospital operating room supply kits. Mr. Padda is a director of Sabratek Corporation.

Class II Directors (term expiring at the 2001 annual meeting)

  Lawrence H.N. Kinet was appointed Chairman of the Board and Chief Executive Officer of the Company in December 1994, and has served as a director of the Company since April 1993. From July 1991 through December 1994, he served as Chairman of the Board of Directors and Chief Executive Officer of Oculon Corporation, a pharmaceutical development company engaged in the field of anti-cataract drugs. He was a Managing Partner of The Kensington Group, a provider of management services to health care companies, from 1989 to 1992. From 1985 through 1988, he was President of Baxter World Trade Corporation, the international division of Baxter International Inc. and corporate Group Vice President of Baxter International Inc.

  W. Dekle Rountree, Jr. has been a director of the Company since April 1993. From April 1993 through July 1998, he served as President and Chief Executive Officer of AcroMed Corporation, a company that designs and manufactures orthopedic spinal devices. Prior to this position, Mr. Rountree was Executive Vice President and Chief Operating Officer of BOC Health Care, a company that provides products and services for critical care in the hospital and home. Mr. Rountree has headed OHMEDA, a division of BOC Health Care, and has held multiple management positions with Baxter Travenol Laboratories, including President of the Artificial Organs (Renal) Division. Mr. Rountree retired from AcroMed Corporation in July 1998.

Committees and Directors' Meetings

  The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Compensation Committee, which currently consists of Messrs. Egen, McNerney and Rountree, is responsible for approving (or at the election of the Compensation Committee, recommending to the Board) compensation arrangements for officers and directors of the Company and reviewing benefit plans.

  The Audit Committee, which currently consists of Messrs. Padda and Tresnowski, is responsible for selecting (or at the election of the Audit Committee, recommending to the Board) the independent auditors of the Company, evaluating the independent auditors, reviewing the scope of the annual audit with management and the independent auditors, consulting with management, internal auditors and the independent auditors as to the systems of internal accounting controls and reviewing the non-audit services performed by the independent auditors.

  The Board of Directors held 9 meetings during 1998. Each of the directors attended each such meeting, with the exceptions of Messrs. Padda (who attended 6 of 9 meetings) and Tresnowski (who attended 8 of 9 meetings). The Audit Committee held 2 meetings and the Compensation Committee held 8 meetings during 1998.

  The Company does not have a nominating committee. The entire Board of Directors currently is responsible for filling vacancies on the Board as they occur and recommending candidates for election as directors at the annual meetings of stockholders.

  The Board will consider individuals recommended for nomination by stockholders of the Company. Such recommendations should be submitted in writing to the Chairman of the Board, who will submit them to the entire Board for its consideration. The recommendation must be accompanied by the consent of the individual nominated to be elected and to serve. In addition, the Bylaws of the Company require that advance notice of a stockholder's nomination for the election of directors (as distinguished from a stockholder's recommendation to the Board) be given to the Secretary of the Company no later than 60 days and no more than 90 days before an annual meeting of stockholders; however, if the date of the annual meeting is changed from 30 days from the first anniversary date of the preceding year's annual meeting, notice by stockholders must be received no later than the close of business on the tenth day following the earlier of the date on which notice was mailed or public announcement of the meeting was made. Such notice must include (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Company's books and (B) the number of shares of Common Stock which are beneficially owned by such stockholder and which are owned of record by such stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the number of shares of Common Stock which are beneficially owned by such person.

Compensation Committee Interlocks and Insider Participation

  The members of the Compensation Committee are Messrs. Egen, McNerney and Rountree. No officers or employees of the Company currently serve, or during the last completed fiscal year did serve, on the Compensation Committee.

Certain Relationships and Related Transactions

  The Company entered into a consulting agreement in December 1998 with one of its non-employee directors, Richard B. Egen. Mr. Egen was engaged to perform certain strategic planning work for the Company, and currently devotes approximately four days per month to the Company under the arrangement. For each full day of work performed for the Company, Mr. Egen receives as compensation (i) $1,000 and (ii) between 500 and 1,000 options. Options earned are immediately vested and are exercisable at the fair market value of Aksys Common Stock on the date the consulting agreement was entered into. For the year ended December 31, 1998, Mr. Egen earned $4,000 and received fully vested options for 4,000 shares pursuant to this consulting agreement.

                  PROPOSAL TO AMEND THE 1996 STOCK AWARDS PLAN

  The 1996 Plan was originally adopted by the Board of Directors and approved by the stockholders of the Company in 1996. After reviewing the Company's current compensation programs and incentives for directors and key employees and consideration of, among other things, incentive programs established by comparable companies, the Board adopted an amendment to the 1996 Plan (the "1996 Plan Proposal") on March 9, 1999. The 1996 Plan Proposal will increase the aggregate number of shares of Common Stock with respect to which awards may be granted under the 1996 Plan to 1,775,000 from 900,000 shares of Common Stock. The Board adopted the 1996 Plan Proposal subject to approval and adoption by the stockholders of the Company and provided that if not so approved, such amendment will terminate and be of no force or effect.

  The Board of Directors believes that the 1996 Plan Proposal is necessary for the Company to be able to continue to provide appropriate incentives to recruit and retain key employees and to encourage greater teamwork through rewards linked to increases in the price of Common Stock. As of March 9, 1999, of the 900,000 shares of Common Stock available for issuance upon the exercise of awards granted under the 1996 Plan, 20,097 remained available to be granted as awards. The proposed additional 875,000 shares and the currently available shares under the 1996 Plan will be used for new hires and other incentives in line with past practices. 850,000 of such proposed additional shares will be available for grants to officers, employees, consultants and advisors and 25,000 of such proposed additional shares will be available for grants to non-employee directors of the Company as set forth in the 1996 Plan.

  For purposes of the following discussion, the 1996 Plan as it exists prior to the effectiveness of the 1996 Plan Proposal is referred to as the "Existing Plan" and as proposed to be amended is referred to as the "Amended Awards Plan."

  In the event that the 1996 Plan Proposal is not approved by the Company's stockholders, the Existing Plan will continue in effect but the Company's ability to grant new awards under the Existing Plan will be constrained due to the limited number of shares of Common Stock that currently remain available for awards under the Existing Plan.

  The complete text of the Amended Awards Plan reflecting the 1996 Plan Proposal is set forth in Exhibit A attached hereto and should be read in its entirety by stockholders. The following description of the Amended Awards Plan is qualified in its entirety by Exhibit A.

  Persons Eligible. Any officer, employee, consultant or advisor of the Company or its subsidiaries, regardless of whether such person is also a director of the Company or its subsidiaries, is eligible to be considered for the grant of awards under the 1996 Plan. In addition, any director of the Company who is not an officer or an employee of the Company or any of its subsidiaries is eligible to receive an option award.

  Administration. The Compensation Committee of the Board of Directors administers the 1996 Plan. The Compensation Committee may, to the extent that any such action will not prevent the Amended Awards Plan from complying with Rule 16b-3 ("Rule 16b-3") of the securities Exchange Act of 1934, delegate any of its authority thereunder to such persons as it deems appropriate. As of March 9, 1999, there were approximately 100 persons (including all officers of the Company) eligible for participation under the 1996 Plan.

  Limitations on Shares to be Issued. After giving effect to the 1996 Plan Proposal, a maximum of 1,775,000 shares of Common Stock will be authorized to be issued under awards granted under the Amended Awards Plan. Of the total of 1,775,000 shares of Common Stock authorized to be issued under awards granted under the Amended Awards Plan, 125,000 shares are reserved for awards to non-employee directors, and 1,650,000 shares are reserved for awards to officers, employees, consultants and advisors. Shares covered by any award granted under the 1996 Plan which subsequently expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of shares of Common Stock will again be available under the 1996 Plan. Based on the closing price of Common Stock on March 8, 1999, the aggregate market value of the total of 1,775,000 shares of Common Stock issuable under the Amended Awards Plan is approximately $9,800,000. The calculation of such aggregate market value with respect to shares of Common Stock underlying options granted under the Amended Awards Plan is not reduced for prices paid or payable to the Company for such Common Stock upon exercise.

  Awards. Awards to outside directors will be in the form of non-qualified stock options. Awards to officers, employees, consultants and advisors may be in the form of restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares.

  Non-Employee Director Awards. Any person who first becomes a non-employee director is automatically granted an option entitling such director to purchase 5,000 shares of Common Stock on the date on which such person first becomes a non-employee director. The exercise price for each such share shall be the last reported sale price of the Common stock on the principal securities exchange or other trading market on which shares of the Common Stock are then listed on the date of grant. On the later of (i) June 30 of each year and (ii) the day next following each annual meeting of stockholders of the Company, each person who is a non-employee director shall automatically be granted an option entitling such director to purchase a number of shares of Common Stock equal to (x) 1,250 multiplied by (y) the number of calendar quarters in the preceding twelve months (rounded up to the nearest whole number of calendar quarters) in which such person served as a non-employee director of the Company, up to a maximum of four quarters. The exercise price for each such share shall be the last reported sale price of the Common Stock on the principal securities exchange or other trading market on which shares of the Common Stock are then listed. Each such option shall vest and become exercisable immediately upon grant. Each such option granted to a non-employee director shall expire and not be exercisable after the first to occur of (i) the tenth anniversary of the date of grant of such option and (ii) three months after the optionee ceases to be a director of the Company.

  Adjustments. If the outstanding shares of Common Stock are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding shares, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, divided (other than regular quarterly or annual cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Compensation Committee shall make appropriate and proportionate adjustment in
(a) the price and number and type of shares or other securities or cash or other property that may be acquired pursuant to awards granted under the 1996 Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to awards granted under the 1996 Plan, (c) the maximum number of shares of Common Stock with respect to which awards may be granted to any officer, employee, consultant or advisor during any calendar year and (d) the number of shares of Common Stock to be awarded to non-employee directors.

  Amendment. The Board of Directors may amend or terminate the 1996 Plan at any time and in any manner; provided however, that no such amendment or termination shall deprive a participant of an award previously granted under the 1996 Plan of any of his or her rights thereunder, without the consent of such participant.

  Federal Income Tax Consequences. The following discussion is a brief summary of the current federal income tax rules (including proposed regulations) relevant to stock options granted to individuals who are U.S. citizens or residents. The rules governing the tax aspects of these items are highly technical and subject to change.

  Non-Qualified Options. The grant of a non-qualified option with an exercise price per share not less than the fair market value of a share of Common Stock on the date of grant does not result in any taxable income to the recipient or deduction for the Company. However, when any such option is exercised (assuming the Common Stock acquired is not restricted stock for purposes of Section 83 of the Code) the excess of the fair market value on the exercise date of the shares acquired over the aggregate exercise ("spread") will be taxable to the holder as ordinary compensation income. The Company will generally be entitled to a tax deduction in an amount equal to the income taxable to the holder.

  The optionee's tax basis in shares acquired upon exercise of a non-qualified option will equal the optionee's fair market value on the exercise date and the optionee's holding period for such shares will begin on the day after the exercise date.

  ISOs. An optionee will not be required to report taxable income on the grant or exercise of an ISO. The spread at exercise will, however, constitute an item includible in alternative minimum taxable income and may thereby subject the optionee to the alternative minimum tax.

  Upon the disposition of shares acquired pursuant to the exercise of an ISO ("ISO Shares") after the later of (a) two years from the date of the grant of such ISO and (b) one year from the date such ISO was exercised (the "ISO Holding Period"), the optionee will have a long-term capital gain or loss, as the case may be, measured by the difference between the selling price and the exercise price. In such case, the Company is not entitled to any tax deduction.

  In general, if an optionee disposes of ISO Shares before the expiration of the ISO Holding Period (i.e., makes a "disqualifying disposition"), an amount equal to the spread at exercise will be taxable as ordinary income to the optionee at the time of the disposition. If the selling price is greater than the fair market value of the shares on the date of exercise, the excess will be taxable to the optionee as capital gain (long-term or short-term, depending upon whether the optionee held the ISO Shares for more than 12 months). Except in certain limited circumstances (such as disposition by gift or by sale to a related person), if the selling price is less than the fair market value of the shares on the date of exercise, the difference will ordinarily reduce the amount of ordinary income taxable to the optionee.

  In the case of a disqualifying disposition, the Company generally is entitled to a tax deduction in the same amount as the optionee's ordinary income. The Company is not entitled to any deduction with respect to an optionee's capital gain.

  Use of Stock to Pay Exercise Price. If an optionee delivers shares of previously-acquired Common Stock ("old shares"), however acquired, in payment of all or part of the exercise price of a non-qualified option, any appreciation or depreciation in the value of the old shares after their acquisition dates is not taxable as a result of such delivery. The optionee's tax basis in, and holding period for, the old shares will carry over to the same number of shares received at exercise on a share-for-share basis. Assuming any additional shares received ("new shares") are not subject to restrictions, their fair market value at the exercise date will be taxable to the optionee as ordinary compensation income. The tax basis for the new shares will equal their fair market value on the exercise date and the holding period for such shares will begin on the day after the exercise date. The Company will generally be entitled to a tax deduction equal to the optionee's ordinary income.

  If an optionee delivers old shares (other than old shares acquired upon exercise of an ISO and not held for the ISO Holding Period) in payment of all or part of the exercise price of an ISO, any appreciation or depreciation in the value of the old shares after their acquisition dates is not taxable as a result of such delivery. The optionee's tax basis in, and holding period for, the old shares will carry over to the same number of shares received (the "replacement shares") on a share-for-share basis. However, under proposed regulations, if there is a later disposition of the replacement shares, satisfaction of the ISO Holding Period will be measured from the date those shares were actually received (and not their holding period for other purposes), and, if the result is a disqualifying disposition of the replacement shares, the consequences will be computed as if the optionee had paid fair value for the replacement shares at the time they were actually received (even though that may be different than their tax basis for other purposes). With respect to any new shares received, the optionee will have a tax basis equal to the amount of the exercise price paid in cash (if any), and the holding period will begin on the day after the exercise date. If there is a later disposition of the new shares, satisfaction of the ISO Holding Period will be measured from the date those shares were actually received, and the federal tax consequences will be based on the amount actually paid for the new shares (which should be the same as their tax basis for other purposes). Proposed regulations provide than when an ISO is exercised using old shares, a later disqualifying disposition of the shares received will be deemed to be a disposition of the shares having the lowest tax basis first.

  If an optionee pays the exercise price of an ISO in whole or in part with old shares that were acquired upon exercise of an ISO and that have not been held for the ISO Holding Period, the optionee incurs ordinary compensation income (but not capital gain) under the rules applicable to disqualifying dispositions, and the Company will generally be entitled to a corresponding compensation expense deduction. An optionee's basis in the replacement shares received is increased by the amount of the ordinary income recognized. Other than this recognition of ordinary income and the corresponding increase in basis, the rules described in the previous paragraph apply.

  Tax Withholding. The Company will withhold applicable federal and state income taxes and will require, when applicable, that participants pay to the Company, in addition to any exercise price, amounts required for any such withholding. The Compensation Committee has other rights and powers that it may exercise to satisfy any withholding or tax due with respect to any amount payable or shares issuable under the Amended Awards Plan. If the Compensation Committee consent and other required conditions are met, participants may satisfy all or part of such tax obligation by having the Company withhold shares of Common Stock otherwise issuable under awards or by delivering previously owned shares to the Company.

Vote Required

  The 1996 Plan Proposal requires approval by the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting, in person or by proxy. If vote is made by proxy and if no contrary specification is indicated on the proxy card, the shares represented thereby will be voted for approval of the 1996 Plan Proposal. Abstentions and non-voted shares with respect to the 1996 Plan Proposal will not be counted in determining whether the 1996 Plan Proposal receives the affirmative vote of a majority of the shares present and entitled to vote at the meeting. If the 1996 Plan Proposal is not approved and adopted by the stockholders of the Company at the Annual Meeting, the 1996 Plan Proposal will terminate and be of no force or effect. In this event, the Existing Plan will continue in effect but the Company's ability to grant new awards under the Existing Plan will be constrained due to the limited number of shares of Common Stock that currently remain available for awards under the Existing Plan.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                1996 PLAN PROPOSAL TO THE 1996 STOCK AWARDS PLAN

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

  Except as otherwise noted, the following table sets forth certain information as of February 28, 1999 as to the security ownership of those persons owning of record or known to the Company to be the beneficial owner of more than five percent of the voting securities of the Company and the security ownership of equity securities of the Company by (i) each of the directors of the Company,
(ii) the director nominees, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective director, director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock referenced in the following table (including those shares of Common Stock which were issuable pursuant to the exercise of options which vested within 60 days of February 28, 1999) has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Exchange Act. Except as indicated below, the address for each such person is c/o Aksys, Ltd., Two Marriott Drive, Lincolnshire, Illinois, 60069.

               Directors, Executive Officers and 5% Stockholders

                                                           Number of Percent of
                                                            Shares     Class
                                                           --------- ----------
Coral Partners(1)......................................... 4,352,894    29.4
 Suite 3510
 60 South Sixth Street
 Minneapolis, MN 55402
Sutter Hill Ventures(2)................................... 1,064,833     7.2
 Suite A-200
 755 Page Mill Road
 Palo Alto, CA 94304
Lawrence H.N. Kinet(3)....................................   609,324     4.0
Rodney S. Kenley..........................................   708,575     4.8
Bruce E. Dobsch...........................................     1,495       *
Richard B. Egen(4)........................................    19,750       *
Peter H. McNerney(1)...................................... 4,423,351    29.8
K. Shan Padda(5)..........................................     7,500       *
W. Dekle Rountree, Jr.(6).................................    52,500       *
Bernard R. Tresnowski(7)..................................    17,250       *
All directors and executive officers as a group (7
 persons)(8).............................................. 5,839,745    37.7

--------
   * Less than one percent.
(1) As reported on Schedule 13G filed with the Securities and Exchange Commission. Amounts shown represent the aggregate number of shares held by Coral Partners II, L.P. ("Coral Partners II") and Coral Partners IV, L.P. ("Coral Partners IV"). Peter H. McNerney, a director of the Company, Yuval Almog and Linda L. Watchmaker are general partners of Coral Management Partners II (which is the general partner of Coral Partners II) and thus may be deemed to have beneficial ownership of the Common Stock held by Coral Partners II. Messrs. McNerney and Almog are general partners of Coral Management Partners IV (which is the general partner of Coral Partners IV) and thus may be deemed to have beneficial ownership of the Common Stock held by Coral Partners IV. Messrs. McNerney and Almog and Ms. Watchmaker disclaim beneficial ownership of such shares of Common Stock held by Coral Partners II and Coral Partners IV except to the extent of their pecuniary interest in such shares. In addition, Mr. McNerney beneficially owns 70,457 shares of Common Stock which are not owned by Coral Partners II or Coral Partners IV, including 15,000 shares of Common Stock issuable upon the exercise of options.
(2) Amounts shown represent the number of shares held by Sutter Hill Ventures of which it has sole voting and dispositive power, as reported on Schedule 13G filed with the Securities and Exchange Commission.

(3) Includes 562,500 shares of Common Stock issuable upon the exercise of options.
(4) Includes 12,750 shares of Common Stock issuable upon the exercise of options.
(5) Represents 7,500 shares of Common Stock issuable upon the exercise of options.
(6) Represents 52,500 shares of Common Stock issuable upon the exercise of options.
(7) Includes 16,250 shares of Common Stock issuable upon the exercise of options.
(8) Includes 666,500 shares of Common Stock issuable upon the exercise of options.

                       COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

  The table below provides information relating to compensation for the Chief Executive Officer and the other executive officers of the Company described below (collectively, the "Named Executive Officers") for the indicated periods. The amounts shown include compensation for services in all capacities that were provided to the Company.

                                                                Long-Term
                                                               Compensation
                                Annual Compensation               Awards
                        -------------------------------------- ------------
                                                  Other Annual  Securities
Name and Principal                                 Compensa-    Underlying     All Other
Position                Year Salary($)   Bonus($)   tion($)     Options(#)  Compensation ($)
------------------      ---- ---------   -------- ------------ ------------ ----------------
Lawrence H.N. Kinet.... 1998  275,000     13,125      -0-            -0-           835(1)
 Chairman and Chief     1997  262,500      6,250      -0-            -0-           402(1)
 Executive Officer      1996  250,000        -0-      -0-            -0-           387(1)

Bruce E. Dobsch(2)..... 1998   39,109        -0-      -0-        100,000         3,104(2)
 Senior Vice President,
 Research and
  Development

Rodney S. Kenley....... 1998  175,000(3)     -0-      -0-            -0-           875(1)
 Vice President of
  Business              1997  175,000     15,000      -0-            -0-           875(1)
 Development            1996  166,250        -0-      -0-            -0-           792(1)

--------
(1) Represents amount contributed by the Company to its 401(k) plan on behalf of the Named Executive Officer.
(2) Mr. Dobsch joined the Company on October 12, 1998, at an annual salary of $175,000. Other Compensation represents temporary living costs paid by the Company on Mr. Dobsch's behalf.
(3) Mr. Kenley's annual base salary has remained at $175,000 since May 1996.

Stock Option Grants

  The following table sets forth certain information with respect to options granted to the Named Executive Officers during 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                              Percent of Total
                         Number of Securities Options Granted
                          Underlying Options  to Employees in  Exercise Price Expiration Grant Date
Name                         Granted (#)        fiscal 1998    (Per Share)(1)  Date(2)    Value(3)
----                     -------------------- ---------------- -------------- ---------- ----------
Bruce E. Dobsch.........       100,000              36.3%          $4.50       10/12/08   $226,000
Lawrence H.N. Kinet.....           -0-               -0-             N/A            N/A        N/A
Rodney S. Kenley........           -0-               -0-             N/A            N/A        N/A

--------
(1) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Compensation Committee of the Board of Directors.
(2) Options granted to the Named Executive Officers are subject to vesting and, accordingly, may expire before the dates indicated. Options generally vest over a four year period.
(3) Calculation based on the Black-Scholes model.

Stock Option Holdings

  The following table sets forth information with respect to the Named Executive Officers concerning the stock options held as of December 31, 1998.

                    Aggregated Fiscal Year-End Option Values

                            Number of Securities
                           Underlying Unexercised       Value of Unexercised
                              Options at Fiscal       In-the-Money Options at
                                Year-End (#)            Fiscal Year-End ($)
                          ------------------------- ----------------------------
Name                      Exercisable/Unexercisable Exercisable(1)/Unexercisable
----                      ------------------------- ----------------------------
Lawrence H.N. Kinet......       562,500 /-0-               2,334,544/-0-
Bruce E. Dobsch..........        -0-/100,000                     -0-/-0-
Rodney S. Kenley(2)......            -0-/-0-                     -0-/-0-

--------
(1) The closing sale price of the Common Stock on the Nasdaq National Market on December 31, 1998 was $4.313 per share. The value of such options at the fiscal year end is calculated on the basis of the difference between the respective option exercise price and $4.313 multiplied by the number of shares of Common Stock underlying the option.
(2) In 1997, Mr. Kenley exercised all of his options, which were awarded prior to 1997.

Severance Agreement

  The Company has entered into severance, confidentiality and noncompetition agreements with Messrs. Kinet, Dobsch and Kenley. The agreements provide for a non-competition period of two years following the employee's resignation or termination by the Company for cause or for one year following termination by the Company without cause or due to disability. Severance payments are provided for in the event of termination without cause or due to a disability. Such severance payments equal the greater of $55,000 and the aggregate base salary for the prior six months before termination in the case of Mr. Kenley and the aggregate base salary for the prior six months before termination in the case of Messrs. Kinet and Dobsch. Customary ownership of intellectual property and confidentiality provisions are also contained in these agreements.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee is responsible for establishing and administering compensation plans for the Company's executive officers, reviewing executive officer compensation levels and evaluating management performance. The members of the Compensation Committee are Messrs. Egen, McNerney and Rountree. The material set forth below is a report submitted by the Compensation Committee regarding the Company's compensation policies and programs for executive officers for fiscal year 1998.

Compensation Philosophy and Executive Compensation Objectives

  The Company's management compensation program is designed to reward outstanding performance and results. The Company's compensation philosophy and program objectives are directed by two primary guiding principles. First, the program is intended to provide fully competitive levels of compensation--at expected levels of performance--in order to attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders such that a significant portion of each executive's compensation is directly linked to maximizing stockholder value.

  In support of this philosophy, the executive compensation program is designed to reward performance that is directly relevant to the Company's short-term and long-term success. As such, the Company attempts to provide both short-term and long-term incentive compensation that varies based on corporate and individual performance. To accomplish these objectives, the Compensation Committee has structured the executive compensation program with three primary underlying components: base salary, annual incentives and long-term incentives (such as stock options). The following sections describe these elements of compensation and discuss how each component relates to the Company's overall compensation philosophy.

Base Salary Program

  The Company's base salary program is based on a philosophy of providing base pay levels that are competitive with other development stage companies in the medical device industry. The Company periodically reviews its executive pay levels to ensure consistency with similarly positioned companies in such industry.

  Annual salary adjustments are based on several factors: the general level of market salary increases, individual performance and long-term value to the Company, competitive base salary levels and the Company's overall results.

Annual Bonus

  Annual bonuses are intended to (1) reward key employees based on Company and individual performance, (2) motivate key employees and (3) provide pay-for-performance cash compensation opportunities to participants. The criteria for bonus payments to Messrs. Kinet, Dobsch and Kenley were based on the achievement of the specific development and Company milestones established by the Compensation Committee at the beginning of 1998.

Long-Term Incentives

  Long-term incentives are designed to focus the efforts of key employees on the long-term goals of the Company and to maximize total return to the stockholders of the Company. The Committee has relied solely on stock option awards to provide long-term incentive opportunities. Stock options align the interests of key employees and stockholders by providing value to the key employee through stock price appreciation only. Stock options issued to employees generally have a ten-year term before expiration and are fully exercisable within four years of the grant date. No additional stock options were granted to Messrs. Kinet and Kenley in fiscal year 1998, while Mr. Dobsch was granted 100,000 incentive stock options when he joined the Company on October 12, 1998.

Fiscal 1998 Actions

  The compensation for Messrs. Kinet, Dobsch and Kenley for fiscal 1998 was determined in the manner described above and no particular quantitative measures were used by the Compensation Committee in determining their compensation except as so described.

  In fiscal 1998 neither Mr. Kinet nor Mr. Kenley were granted any additional stock option awards. Mr. Kenley's base salary in 1998 remained at the level set in May 1996, and Mr. Kinet's base salary increased in 1998 from $262,500 to $275,000 per annum. Also in 1998, Mr. Kinet was awarded a bonus of $13,125 for successfully completing a joint development agreement and stock purchase agreement with Teijin Limited of Osaka, Japan, which milestones were specified by the Compensation Committee in 1997.

                             Compensation Committee
                                Richard B. Egen
                               Peter H. McNerney
                             W. Dekle Rountree, Jr.

                               PERFORMANCE GRAPH

  The following graph compares the Company's cumulative total stockholder return since the Common Stock became publicly traded on May 17, 1996 with the Nasdaq Total Return Index and an index of certain companies selected by the Company as comparative to the Company in that each is or recently has been a development stage manufacturer of medical devices. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100.00 on May 17, 1996.

                   Comparison of the Company's Common Stock,
           The Nasdaq Total Return Index and a Peer Group Index(/1/)


                                  May 17, December 31, December 31, December 31,
                                   1996       1996         1997         1998
                                  ------- ------------ ------------ ------------
Aksys, Ltd.......................   100        54           36           27
Nasdaq Total Return Index........   100       104          128          179
Peer Group Index.................   100        77           86           60

--------
(1) The companies selected to form the Company's industry peer group index are Cardiac Pathways, CardioGenesis, Conceptus, Minntech, Novoste, Optical Sensors, Sabratek and Urologix. The Company previously included Endovascular Technologies, FemRx and Heartstream in its peer group index but no longer does so due to the acquisition of those companies during fiscal years 1998 and 1997. Total returns are based on weighted market capitalization at May 17, 1996.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's directors and officers to file reports of ownership and changes in ownership of shares of the Company's Common Stock with the Securities and Exchange Commission (the "SEC"). Directors and officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, from January 1, 1998 through December 31, 1998, its directors and officers complied with all applicable filing requirements.

                              INDEPENDENT AUDITORS

  The Board of Directors has designated KPMG Peat Marwick LLP ("KPMG") to audit the books and accounts of the Company for the year ending December 31, 1999. It is anticipated that representatives of KPMG will be present at the Annual Meeting for the purpose of making a statement, should they so desire, and responding to stockholder questions.

        SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION

  Proposals of stockholders intended to be eligible for inclusion in the Company's proxy statement and proxy card relating to the 2000 annual meeting of stockholders of the Company must be received by the Company on or before the close of business December 25, 1999. Such proposals should be submitted by certified mail, return receipt requested.

  The Company's Bylaws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to the Company's Secretary not less than 60 days nor more than 90 days prior to the meeting and that such notice must meet certain other requirements. Any stockholder interested in making such a nomination or proposal should request a copy of the Bylaws provisions from the Assistant Secretary of the Company.

  The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1998, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to the Assistant Secretary, Aksys, Ltd., Two Marriott Drive, Lincolnshire, Illinois 60069.

                                 OTHER MATTERS

  The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mail, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

Discretionary Voting on Other Matters

  The Board and management do not now intend to present, nor do they know of any others who intend to present, any matters at the Annual Meeting other than those disclosed in the notice of the meeting. Should any other matter requiring a vote of the stockholders arise, however, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote such shares on any such other matter in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Steven A. Bourne
                                          Assistant Secretary

March 15, 1999

  IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                      Exhibit A

                                  AKSYS, LTD.
                            1996 STOCK AWARDS PLAN

SECTION 1. Purpose

  The purpose of the Aksys, Ltd. 1996 Stock Awards Plan (the "Plan") is to enable Aksys, Ltd., a Delaware corporation (the "Company"), and its subsidiaries to attract, retain and motivate its directors and employees by providing for or increasing the proprietary interests of such persons in the Company. The Company believes the Plan will further identify the interests of directors and employees with those of the Company's stockholders.

SECTION 2. Persons Eligible

  Any officer, employee, consultant or advisor of the Company or its subsidiaries, regardless of whether such person is also a director of the Company or its subsidiaries (an "Employee"), shall be eligible to be considered for the grant of Employee Awards (as defined below) under the Plan. In addition, any director of the Company who is not an officer or employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive a Director Option (as defined below) as set forth in this Plan.

SECTION 3. Employee Awards

  (a) The Committee (as defined below) on behalf of the Company is authorized under the Plan to enter into any type of arrangement with an Employee that is consistent with the provisions of the Plan and that by its terms involves the issuance or potential issuance of (i) shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") or (ii) a "Derivative Security" as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with an exercise or conversion right at a price related to Common Stock or with a value derived from the value of the shares of Common Stock. The entering into of any such arrangement is referred to herein as the grant of an "Employee Award."

  (b) Employee Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Employee Award may consist of one or more such security or benefit.

  (c) Subject to the provisions of the Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Employee Award granted under the Plan, which terms and conditions may include without limitation:

    (i) a provision permitting the recipient of such Employee Award to pay the purchase price of the Common Stock or other property issuable pursuant to such Employee Award, or the tax withholding obligation of such Employee with respect to the Employee Award, in whole or in part, by any one or more of the following:

      (A) the delivery of previously owned shares of Common Stock or other property,

      (B) a reduction in the amount of Common Stock or other property otherwise issuable pursuant to such Employee Award, or

      (C) the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee;

    (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Employee Award either automatically or in the discretion of the Committee upon the occurrence of specified events, including a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof;

    (iii) provisions with respect to vesting and exercisability; or

    (iv) provisions required in order for such Employee Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option").

  (d) Notwithstanding any other provision of the Plan, no one Employee shall be granted options or other Employee Awards with respect to more than 100,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Employee Awards hereunder to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code ("Performance-Based Compensation"). The limitation set forth in this Section 3(d) shall be subject to adjustment as provided in Section 7 hereof, but only to the extent such adjustment would not affect the status of compensation attributable to Employee Awards hereunder as Performance-Based Compensation.

SECTION 4. Non-Employee Director Awards

  Options granted pursuant to this Section 4 shall be referred to as "Director Options."

  (a) Any person who first becomes a Non-Employee Director on or after the Effective Date shall automatically be granted an option entitling such director to purchase 5,000 shares of Common Stock on the date on which such person first becomes a Non-Employee Director, which number of shares gives effect to (and shall not be adjusted for) the 3-for-2 stock split of the Common Stock that occurred on the Effective Date, but shall be subject to adjustment pursuant to
Section 7 hereof after the Effective Date. The exercise price for each such share shall be the last reported sale price of the Common Stock on the principal securities exchange or other trading market on which shares of the Common Stock are then listed on the date of grant or, if the Common Stock is at such time not traded on an exchange or market, the fair market value of a share of Common Stock on such date as determined by the Committee.

  (b) On the later of (i) June 30 of each year and (ii) the day next following each annual meeting of stockholders of the Company (such date, the "Determination Date"), commencing in 1996, each person who is a Non-Employee Director on such Determination Date shall automatically be granted an option entitling such director to purchase a number of shares of Common Stock equal to
(x) 1,250 multiplied by (y) the number of calendar quarters in the preceding twelve months (rounded up to the nearest whole number of calendar quarters) in which such person served as a Non-Employee Director, up to a maximum of four quarters (as such number of shares may be adjusted pursuant to Section 7 hereof after the Effective Date). The exercise price for each such share shall be the last reported sale price of the Common Stock on the principal securities exchange or other trading market on which shares of the Common Stock are then listed on such Determination Date (or, if the Determination Date is not a trading day on such exchange or other trading market, the last trading day immediately preceding such date) or, if the Common Stock is not listed or quoted on a securities exchange or other trading market, the fair market value of a share of Common Stock on such date as determined by the Committee.

  (c) Each Director Option shall vest and become exercisable immediately upon grant.

  (d) Each Director Option shall expire and not be exercisable after the first to occur of (i) the tenth anniversary of the date of grant of such option and
(ii) three months after the optionee ceases to be a director of the Company (12 months if the optionee ceases to be a director of the Company due to death or to total and permanent disability as determined by the Board of Directors of the Company (the "Board") in good faith).

  (e) The provisions of this Section 4 that relate to the amount, price and timing of Director Options shall not be amended more than once every six months, except as permitted by Rule 16b-3(c)(2)(ii)(B) under the Exchange Act.

SECTION 5. Stock Subject to Plan

  (a) At any time, the aggregate number of shares of Common Stock issued and issuable pursuant to all Employee Awards granted under the Plan shall not exceed 1,650,000, subject to adjustment as provided in Section 7 hereof. For purposes of this Section 5(a), the aggregate number of shares of Common Stock issued and issuable pursuant to Employee Awards granted under the Plan shall at any time be deemed to be equal to the sum of the number of shares of Common Stock which have been issued pursuant to Employee Awards and which have not been repurchased by the Company and the number of shares which are or may be issuable at or after such time pursuant to Employee Awards.

  (b) At any time, the aggregate number of shares of Common Stock issued and issuable pursuant to all Director Options granted under the Plan shall not exceed 125,000, subject to adjustment as provided in Section 7 hereof. For purposes of this Section 5(b), the aggregate number of shares of Common Stock issued and issuable pursuant to Director Options granted under the Plan shall at any time be deemed to be equal to the sum of the number of shares of Common Stock which have been issued pursuant to Director Options and which have not been repurchased by the Company and the number of shares which are or may be issuable at or after such time pursuant to Director Options.

  (c) Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

SECTION 6. Administration

  (a) The Plan shall be administered by a committee (the "Committee") of the Board consisting of two or more directors, each of whom is a "disinterested person" (as such term is defined in Rule 16b-3 under the Exchange Act); provided that to the extent permitted at any time under Rule 16b-3 or any successor rule and under Section 162(m) of the Internal Revenue Code or any successor statutory provision, and any implementing regulations, without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act provided by Rule 16b-3 and the exemption from the limitations on the deductibility of certain executive compensation provided by Section 162(m), the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, to such other person or persons as it may determine in its discretion, which persons may be officers or employees of the Company or third parties (each such person, an "Authorized Delegate").

  (b) Subject to the provisions of the Plan, the Committee (or its Authorized Delegate) shall be authorized and empowered to do all things necessary or desirable in connection with the administration of the Plan, including the following:

    (i) adopt, amend and rescind rules and regulations relating to the Plan;

    (ii) determine which persons meet the requirements of Section 2 hereof for eligibility under the Plan (and, with respect to employees, which of such persons, if any, shall be granted Employee Awards);

    (iii) determine whether, and the extent to which adjustments are required pursuant to Section 7 hereof;

    (iv) interpret and construe the Plan and the terms and conditions of any Employee Award or Director Option granted hereunder; and

    (v) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Employee Award or Director Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect.

  (c) Any decision of the Committee (or any Authorized Delegate) in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any Authorized Delegate to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Employee Awards and Director Options made or to be made to Plan participants. No member of the Committee or any Authorized Delegate shall be liable for anything done or omitted to be done by such member or Authorized Delegate, by any other member of the Committee or by any other Authorized Delegate in connection with the performance of duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by Authorized Delegates.

SECTION 7. Adjustments

  If the outstanding securities of the class then subject to the Plan (initially, the Common Stock) are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular quarterly or annual cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (a) the price and number and type of shares or other securities or cash or other property that may be acquired pursuant to Employee Awards and Director Options theretofore granted under the Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Employee Awards and Director Options thereafter granted under the Plan, (c) to the extent permitted under Section 3(d) hereof, the maximum number of shares of Common Stock with respect to which Employee Awards may be granted to any Employee during any calendar year and (d) the number of shares of Common Stock to be awarded to Non-Employee Directors pursuant to Director Options under Section 4 hereof; provided, however, that no adjustment shall be made to the number of shares of Common Stock that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; and provided further that no such adjustment shall be made to the extent the Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to awards hereunder by causing such compensation to be other than Performance-Based Compensation.

SECTION 8. Amendment and Termination

  The Board may amend (subject to Section 4(d) hereof) or terminate the Plan at any time and in any manner; provided however, that no such amendment or termination shall deprive a participant of an Employee Award or Director Option previously granted under the Plan of any of his or her rights thereunder, without the consent of such participant.

SECTION 9. Effectiveness

  The Plan shall be submitted to the stockholders of the Company for their approval and adoption in accordance with applicable law and Rule 16b-3(b) under the Exchange Act and Section 162(m) under the Internal Revenue Code. The Plan shall become effective on April 23, 1996 (the "Effective Date"); provided, that the Plan shall cease to be effective and any Employee Awards and Director Options granted hereunder shall become null and void if the Plan is not approved by the Company's stockholders prior to or within 12 months after April 23, 1996.

SECTION 10. Miscellaneous Provisions

  (a) Neither the Plan nor any action taken hereunder shall be construed as giving any Employee or other person any right to continue to be employed by the Company or any of its subsidiaries or a director the right to continue in such capacity.

  (b) Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, no rights and interests under the Plan may be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, other than by will or the laws of descent and distribution.

  (c) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 or Section 162(m), as the case may be.

  (d) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue shares of Common Stock, other securities or property or any combination thereof, upon exercise, settlement or payment of any award under the Plan, that the recipient of an award (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold such taxes.

  (e) By accepting any award or other benefit under the Plan, each recipient of an award and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

  (f) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                                   * * * * *

[X]  Please mark your votes as in this example.

    This proxy will be voted as specified. If a choice is not specified, this proxy will be voted FOR the nominees for Class III Directors and FOR proposal number 2.

  I Will Attend the Annual Meeting ____

  Change of Address/Comments on Reverse Side ____

  1. Election of Directors (see reverse)

         FOR ____

         WITHHELD ____

         For all nominees listed hereon, except vote withheld for the following nominee(s):

         ---------------------------------

  2. Approval of an increase of 875,000 in the shares of Aksys Common Stock authorized for issuance under the Aksys, Ltd. 1996 Stock Awards Plan

         FOR ____

         AGAINST ____

         ABSTAIN ____


  3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

  This proxy should be dated, signed by the stockholder exactly as the stockholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

  Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


  -------------------------------------


  -------------------------------------
  Signature(s)             Date

                                  AKSYS, LTD.

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby constitutes and appoints Lawrence H.N. Kinet and Steven A. Bourne, and each or either of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Aksys, Ltd., a Delaware Company (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Marriott Lincolnshire Resort located at Ten Marriott Drive, Lincolnshire, Illinois on Thursday, April 22, 1999 at 2:00 p.m. or at any adjournment or postponement thereof, as shown on the voting side of this card.

Election of All Nominees for Class III Directors    (change of address/comments)
Listed Hereon
                                                    ----------------------------

Nominees:  Peter H. McNerney                        ----------------------------
           Bernard R. Tresnowski
                                                    ----------------------------

                                                    ----------------------------
                                                    (If you have written in the
                                                    above space, please mark the
                                                    corresponding box on the
                                                    reverse side of this card)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The above described proxies cannot vote your shares unless you sign and return this card.

                                      -2-